UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2005

CRESCENT BANKING COMPANY

(Exact Name of Registrant as Specified in Charter)

Georgia	0-20251	58-1968323
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 Highway 515, Jasper, Georgia 30143

(Address of Principal Executive Offices, including Zip Code)

(706) 692-2424

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b)

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 7, 2005, Mr. Gary E. Reece resigned from all positions with Crescent Bank & Trust Company (the “Bank”), a wholly-owned subsidiary of Crescent Banking Company (the “Company”), to pursue other employment opportunities. Mr. Reece served as executive vice president and chief operating officer of the Bank. Mr. Reece’s resignation letter expressed no disagreement with the Bank or the Company on any matter relating to operations, policies or practices. Mr. Reece’s former responsibilities will be assumed by the Bank’s other officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT BANKING COMPANY

/s/ J. Donald Boggus, Jr.
J. Donald Boggus, Jr.
President and Chief Executive Officer

Date: February 9, 2005